Exhibit 99.1
Confidential & proprietary information. All rights reserved. Market Leader in AI Solutions for Enterprise Hospitality

Confidential & proprietary information. All rights reserved. Disclaimer 2 Forward-Looking Statements Certain statements in this Presentation may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, but are not limited to, statements about future events or Presto Automation Inc. (“Company”) future financial or operating performance. For example, estimates and projections of annual run-rate (“ARR”) and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Uncertainties and risks that could cause results to differ from the forward-looking statements in this presentation include, but are not limited to: the occurrence of any event, change or other circumstances involving the Company; the outcome of any legal proceedings that may be instituted against the Company; changes to the Company that may be required or appropriate as a result of applicable laws or regulations; the ability to meet stock exchange listing standards; the ability of the Company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; the Company’s estimates of expenses and profitability; the Company’s ability to attract new customers; acceptance by customers of the Company’s existing or future products; a limited operating history with new products; the ability to provide satisfactory technical and maintenance support to customers; the ability to maintain high levels of customer service; increases in customers’ operating costs; intense competition in the restaurant technology space, including with competitors who have significantly more resources; the Company’s ability to grow and scale the Company’s business through new relationships with restaurants and customers; the Company’s ability to make continued investments in its AI-powered technology platform; the need to attract, train and retain highly-skilled technical workforce; the impact of the COVID-19 pandemic or other public health emergencies; reliance on a limited number of customers for a significant portion of the Company’s revenue; the ability to protect personal information of customers and consumers; the Company’s ability to comply with privacy laws; potential cyber events; interruptions or performance problems with the Company’s technology and infrastructure; customers’ willingness to use the internet for commerce and their access to the internet; potential defects, errors or vulnerabilities in the Company’s applications, systems and hardware and those of third-party service providers; unfavorable conditions in the restaurant industry generally; possible design and manufacturing defects in the Company’s products; the continued right to use, or any failures of, third-party hardware, software or services; disruptions or interference with the Company’s use of cloud infrastructure; the success of strategic relationships with third parties; the ability to maintain commercial relationships with third-party developers; the availability of software licensed from third-parties; the Company’s ability to enforce, protect and maintain intellectual property rights; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 27, 2022 and in subsequent filings with the SEC. Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they were made. The Company does not undertake any duty to update these forward-looking statements except as required by applicable law.

Confidential & proprietary information. All rights reserved. Our Mission 3 Next-Generation AI Solutions for Enterprise Hospitality

Confidential & proprietary information. All rights reserved. - All-in-one front of house solution (server, handheld, tabletop, kiosk, & curbside) - Signed Master Service Agreements (MSA) with enterprise restaurant chains: - Applebee’s, Brinker, Red Lobster Our Story 4 2008 Presto Founded at MIT Presto is Revolutionizing the Restaurant Industry with Innovative Technology Expand Presto Voice AI & Computer Vision AI 2023 & Beyond ● Co-founder of Lyft ● Left PhD program to start Presto ● Waited tables to learn restaurant business 2012 Launched Presto Touch 2018 AI Development Begins Raj Suri, Founder & CEO Pioneered Presto Voice AI for Drive-Thrus - 1 st MSA signed with Checkers - 2 nd MSA signed with Del Taco - 3 out of 4 Voice AI-powered drive-thrus are Presto 2022 (1) See https://voicebot.ai/2022/06/23/mcdonalds-expands-drive-thru-voice-assistant-pilot-after-ibms-mcd-tech-acquisition/, (voicebot.ai, 6/23/2022). See https://www.businesswire.com/news/home/20230214005850/en/Presto-Automation-Inc.-Announces-Second-Quarter-Fiscal-2023-Financial-Results. (Businesswire.com, 2/14/2023). Data based on official press releases. Two voice AI drive-thru solutions in the industry deployed at scale to date: Presto (~300 stores) and McDonald’s (24 stores). Presto has taken a conservative estimate by representing 3 of 4 stores with Voice AI. (1)

Confidential & proprietary information. All rights reserved. Acceleration of Headwinds in the Restaurant Industry 5 Rise of Gig Economy Increasing Inflation Labor Shortage Issues Macro-Economic Factors Restaurant Challenges Margin compression High labor costs Staffing challenges Service quality issues Inconsistent guest experience Low employee satisfaction

Confidential & proprietary information. All rights reserved. Market Leader with Strategic Advantages 6 Innovative Leadership - 30+ integrations that connect existing restaurant systems to Presto technology - Menu ingestion including customizations & confirmation board integration - 8 certifications & programs for security & compliance Technology & Integration Operational Scalability - 15 years partnering with large enterprise restaurant chains - Deep understanding of operator needs & business complexities - Hardware & software restaurant implementation experience - Presto products deployed in ~3,000 stores across the U.S. - Proprietary deployment playbook & standard operating procedures Industry Expertise (1) (2) (1) Based on total number of Presto products deployed in the U.S. through September 2022. (2) Integrations include features such as POS, gift card options, payment gateway & loyalty programs built through 2022. (3) Certifications & programs for security & compliance include PCI, SOC2 Type II, PCI Penetration and Segmentation Site Testing, passed from 2022 to 2023. (3) - Forward-thinking, creative management team with a track record of disrupting the restaurant industry with new technology

Confidential & proprietary information. All rights reserved. Labor Cost Savings Fast, Reliable Service Processes orders accurately in a consistent, friendly way without staff intervention Accurate Order Taking Why Do Drive-Thrus Rely on Presto Voice? 7 Increases upsells resulting in larger check sizes Minimizes delays, never calls in sick, or has to change shifts Higher Revenue Completes repetitive tasks around the clock without taking any breaks 95% Successful Orders Without Staff intervention 1 FTE Labor Cost Savings 24/7 Service Availability 6% Increase In Revenue (1) (2) (3) (1) See https://www.qsrmagazine.com/sponsored/checkers-rallys-riding-drive-thru-tech-strong-roi-expansion. (QSR Magazine, 5/2/2022). 9 hours of labor per day is approximately 1 FTE. (2) Presto data collected from pilot drive-thru locations from 5/11/2022 to 11/17/2022. (3) Presto data collected from Checkers drive-thru locations from 9/1/2021 to 12/31/2021. (4) 24/7 service availability assumes all open hours of operation at customer drive-thrus. (4)

Confidential & proprietary information. All rights reserved. What Our Customers are Saying About Presto Voice 8 “We are excited about pioneering this new era in partnership with Presto, a leader in restaurant technology.” Frances Allen President & CEO, Checkers “The Presto platform and team have exceeded our expectations and we are excited as we prepare to deploy the solution at additional restaurants across the nation.” Kevin Pope Vice President of Operations Innovation, Del Taco

Confidential & proprietary information. All rights reserved. Use of OpenAI GPT engine & ChatGPT to enhance Presto Voice. CEO of OpenAI was an early investor in Presto OpenAI Partnership Well-Positioned to Benefit from Advancements in AI 9 3 Technology Acquisitions 4 Presto has been working on AI R&D for restaurant technology since 2018 Industry Specific Technology 1 Top Natural Language Processing (NLP), Machine Learning (ML) & Large Language Model (LLM) talent & experience Specialist AI Expertise 2 Key technology acquisitions made to bolster capabilities & drive further innovation

Confidential & proprietary information. All rights reserved. Large Addressable Voice Market in Restaurant Automation 10 $6.0B ARR $2.25B ARR $200M ARR Total Addressable Market ● QSR Drive-Thrus: 200,000 ● Casual Dining Restaurants: 114,000 ● Includes Voice, Vision, & New Product Modules Serviceable Addressable Market ● QSR Drive-Thrus: 130,000 ● Includes Presto Voice Only (1) See https://www.qreadvisors.com/wp-content/uploads/2021/04/Tenant-Spotlight-QSR-Drive-Thru-2.pdf. (Quantum Pulse, April 2021). See https://pos.toasttab.com/resources/casual-dining. Total Addressable Market (TAM) opportunity of $6 billion ARR is calculated by taking 200,000 QSR drive-thrus in the U.S. and 114,000 casual dining restaurants in the U.S. times Presto fees for Voice, Vision, & new product modules in future roadmap. (2) 130,000 represents the approximate number of drive-thrus calculated by taking 200,000 drive thrus in the U.S. times 65 percent. Serviceable Addressable Market (SAM) opportunity of $2.25 billion ARR is calculated by taking 130,000 QSR drive-thrus times fees for Presto Voice. (3) 15,500 represents the approximate number of drive-thrus run by top 5 logos who have signed MSA or pilot agreements with Presto. Serviceable Obtainable Market (SOM) opportunity of $200 million ARR is calculated by taking 15,500 QSR drive-thrus times fees for Presto Voice. Serviceable Obtainable Market ● QSR Drive-Thrus: 15,500 ● Includes Presto Voice Only (1) (2) (3)

Confidential & proprietary information. All rights reserved. MSA & Pilot Logos Represent $200M+ ARR Fully Expanded 11 96% of Checkers stores feature drive-thrus(1) Presto awarded 2022 Innovative Supplier of the Year Del Taco is the 2nd largest Mexican QSR in the U.S. 99% of Del Taco stores feature drive-thrus(2) Jack in the Box, the parent company of Del Taco, is being piloted. 93% are owned by franchisees(2) Pilot Logo #1 operates in over 40 states nationwide Pilot Logo #2 has more than 5 brands globally 800+ stores(1) ~600 stores(2) 2,100+ stores(2) $200M ARR Fully Expanded Logo #2 10,000+ stores(3) Logo #1 2,000+ stores(3) (4) (1) See https://www.nrn.com/delivery-takeout-solutions/evolution-post-pandemic-restaurant-drive-thru. (Nation’s Restaurant News, 8/17/2022). (2) See also News – Del Taco, 2/16/2023, https://deltaco.com/news. See Jack in the Box website, “About Us”, https://investors.jackinthebox.com/our-company/about-us/#:~:text=Opened%20in%201951%2C%20we're,in%20the%20U.S.%20and%20Guam. (3) Customers that are currently in late stage pilot testing with Presto Voice. (4) Fully expanded opportunity of $200 million ARR is calculated by taking 15,500 QSR drive-thrus times fees for Presto Voice. 1 2 3 4 5 Top Logos (Current MSAs & Pilots)

Confidential & proprietary information. All rights reserved. Pipeline Opportunity Represents $400M ARR Fully Expanded 12 $400M ARR Fully Expanded Logo C 1,000+ Stores (1) Logo A 5,000+ Stores Logo B 2,000+ Stores Logo E 6,000+ Stores Logo D 7,000+ Stores Multiple major brands globally Majority of locations are franchisee-owned Located in 45+ U.S. states Located in every state in the U.S. Majority of locations are franchisee-owned (1) Fully expanded opportunity of $400 million ARR is calculated by taking 21,000+ stores from the Top 5 logos that Presto’s Sales team has engaged with times fees for Presto Voice. Top Logos (Pipeline) A B C D E

Confidential & proprietary information. All rights reserved. Strong Track Record of Pilot to MSA Conversion 13 Go-To-Market Motion SIGN PILOT DEPLOY SIGN MSA ROLLOUT - Leverage QSR relationships & top of funnel leads - Showcase ROI proof point & Presto competitive advantage - Align on key features & KPIs. Deliver on ROI - Leverage Operations & Engineering teams for testing & deployment - Engage with key customer stakeholders - Leverage Sales team to drive franchisee adoption - Develop schedule & lead rollout with corporate & franchise stores 100% Pilot to MSA Conversion Rate to Date 3-6 Months Time Range From Initial Pilot Deployment to MSA (1) (2) 24 States Corporate & Franchise Stores Rolled Out For Presto Voice (1) Based on # of Voice AI pilots converted to MSAs to date. (2) Based on timelines for Checkers and Del Taco. (3) Based on total number of states with Presto Voice. (3)

Confidential & proprietary information. All rights reserved. Gained Industry Experience from Our Touch Business 14 ● Next gen Flex tablet being piloted & receiving positive feedback ● Voice AI-enabled device & AI avatar in future roadmap $18B+ Payments Processed 277K+ Systems Deployed (1) (2) (1) Based on amount of payments processed by Presto Touch from 2014 to 2022. (2) Based on system deployments across all Presto products - Voice, Vision, & Touch from 2008 to 2022. (3) Based on approximate number of stores deployed across all Presto products through September 2022. (4) Based on network health statistics run in January 2023. ~3,000 Stores Deployed 99.9% System Uptime (3) (4) Highlights

Confidential & proprietary information. All rights reserved. Presto Vision Expands Our AI Capabilities 15 ● Identification of repeat visitors which enables personalized guest experiences ● Improved targeted upselling & promotion follow up ● Accurate measurement of service speed through enhanced analytics Highlights Presto Computer Vision uses AI to digitize physical spaces & deliver data-driven insights to improve restaurant operations

Confidential & proprietary information. All rights reserved. Investment Highlights 16 15 Years of Expertise in Revolutionizing Restaurant Technology Market & Technology Leader in Voice AI for Drive-Thrus 2 Compelling ROI for Presto Voice Amidst Labor Shortage 3 4 5 Proven Partner for Large Restaurant Brands 1 Large Total Addressable Market of $6B ARR (3) (1) Total Addressable Market (TAM) opportunity of $6 billion is calculated by taking 200,000 QSR drive-thrus in the U.S. and 114,000 casual dining restaurants in the U.S. times Presto fees for Voice, Vision, and new product modules in future roadmap. (2) See https://www.qsrmagazine.com/sponsored/checkers-rallys-riding-drive-thru-tech-strong-roi-expansion. (3) Data based on official press releases. Two voice AI drive-thru solutions in the industry have been deployed at scale to date: Presto (~300 stores) and McDonald’s (24 stores). (2) (1)